                                                                  EXHIBIT 10.14
                               AMENDMENT NO. 2
                                      TO
                               CREDIT AGREEMENT

         AMENDMENT NO. 2, dated as of March 8, 2001 (this "Amendment"), to the Credit Agreement, dated as of December 4, 2000, among Building Materials Corporation of America (the "Borrower"), the lenders from time to time party thereto, and The Bank of New York, as Swing Line Lender and as Administrative Agent (in such capacity, the "Administrative Agent") (as amended to the date hereof, the "Credit Agreement").

                                   RECITALS

         I. Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

         II. The Borrower has requested that the Administrative Agent and the Lenders amend the Credit Agreement upon the terms and conditions contained in this Amendment, and the Administrative Agent and the Required Lenders are willing so to do.

         Accordingly, in consideration of the Recitals and the covenants and conditions hereinafter set forth, and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Section 2.7(b) of the Credit Agreement is amended and restated in its entirety to read as follows:

                  (b) Mandatory Prepayments. At any time when the Invested Cash plus the sum of (i) the book value (as determined in accordance with GAAP and reflected in the most recent Consolidated balance sheet delivered to the Administrative Agent and the Lenders pursuant to Section 7.1(d)) of the City of Michigan City, Indiana Economic Development Taxable Revenue Bonds Series 1999 held by the Borrower and its Subsidiaries and (ii) the Marketable Securities of the Borrower and its Subsidiaries (other than any Receivables Subsidiary) on a Consolidated basis in accordance with GAAP exceed
         (i) for the period beginning on the Effective Date and ending 91 days thereafter, $25,000,000, and (ii) for the period beginning 92 days after the Effective Date and thereafter, $50,000,000, the Borrower shall immediately repay any outstanding Loans in an amount equal to such excess.

         2. Section 6.3 of the Credit Agreement is amended and restated in its entirety to read as follows:

                  6.3.     Minimum Cash Amount

                  On each Borrowing Date and with respect to the making of Loans and the issuance of Letters of Credit, the Invested Cash plus the sum of (i) the book value (as determined in accordance with GAAP and reflected in the most recent Consolidated balance sheet delivered to the Administrative Agent and the Lenders pursuant to Section 7.1(d)) of the City of Michigan City, Indiana Economic Development Taxable Revenue Bonds Series 1999 held by the Borrower and its Subsidiaries and (ii) the Marketable Securities of the Borrower and its Subsidiaries (other than any Receivables Subsidiary) on a Consolidated basis in accordance with GAAP shall be less than (i) for the period beginning on the Effective Date and ending 91 days thereafter, $25,000,000, and (ii) for the period beginning 92 days after the Effective Date and thereafter, $50,000,000.

         3. Effective as of December 4, 2000, Schedule 8.5 to the Credit Agreement is amended and restated in its entirety in the form of Schedule 8.5 attached hereto.

         4. Section 3 of each of Exhibit C-1 and C-2 is amended and restated in its entirety to read as follows:

                  3. The Borrower hereby certifies that on the date hereof and on the Borrowing Date set forth above, (a) the Invested Cash plus the sum of (i) the book value (as determined in accordance with GAAP and reflected in the most recent Consolidated balance sheet delivered to the Administrative Agent and the Lenders pursuant to
         Section 7.1(d)) of the City of Michigan City, Indiana Economic Development Taxable Revenue Bonds Series 1999 held by the Borrower and its Subsidiaries and (ii) the Marketable Securities of the Borrower and its Subsidiaries (other than any Receivables Subsidiary) on a Consolidated basis in accordance with GAAP is less than (i) for the period beginning on the Effective Date and ending 91 days thereafter, $25,000,000, and (ii) for the period beginning 92 days after the Effective Date and thereafter, $50,000,000.

         5. Paragraphs 1-4 shall not be effective until the Administrative Agent shall have received this Amendment, duly executed by a duly authorized officer or officers of the Borrower, the Guarantors, the Administrative Agent and the Required Lenders.

         6. On the date hereof, each Credit Party hereby (a) reaffirms and admits the validity and enforceability of each Loan Document (as amended by this Amendment) to which it is a party and all of its obligations thereunder, (b) agrees and admits that it has no defenses to or offsets against any such obligation, and (c) represents and warrants that no Default or Event of Default under any Loan Document (as amended by this Amendment) has occurred and is continuing, and that each of the representations and warranties made by it in the Loan Documents (as amended by this Amendment) to which it is a party is true and correct in all material respects with the same effect as though each such representation and warranty had been made on the date hereof, except to the extent such representation and warranty specifically relates to an earlier date, in which case such representation and warranty shall have been true and correct on and as of such earlier date.

         7. In all other respects, the Loan Documents shall remain in full force and effect, and no consent or amendment in respect of any term or condition of any Loan Document contained herein shall be deemed to be a consent or amendment in respect of any other term or condition contained in any Loan Document.

         8. This Amendment may be executed in any number of counterparts all of which, taken together, shall constitute one agreement. In making proof of this Amendment, it shall only be necessary to produce the counterpart executed and delivered by the party to be charged. All future references to the Credit Agreement shall mean and refer to the Credit Agreement as amended hereby.

         9. THIS AMENDMENT IS BEING EXECUTED AND DELIVERED IN, AND IS INTENDED TO BE PERFORMED IN, THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCEABLE IN ACCORDANCE WITH, AND BE GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS, BUT INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW.

                           [signature pages follow]

                               AMENDMENT NO. 2
                                      TO
                               CREDIT AGREEMENT
                  BUILDING MATERIALS CORPORATION OF AMERICA


         AS EVIDENCE of the agreement by the parties hereto to the terms and conditions herein contained, each such party has caused this Amendment No. 2 to be executed on its behalf.


                              BUILDING MATERIALS CORPORATION OF AMERICA


                              By: /s/ Susan B. Yoss
                                 -----------------------------------------
                              Name: Susan B. Yoss
                                   ---------------------------------------
                              Title: Senior Vice President and Treasurer
                                    --------------------------------------

                               AMENDMENT NO. 2
                                      TO
                               CREDIT AGREEMENT
                  BUILDING MATERIALS CORPORATION OF AMERICA




                              THE BANK OF NEW YORK, as Swing Line Lender, as Issuing Bank, as Administrative Agent and as a Lender


                              By: /s/ David C. Judge
                                  -----------------------------------
                              Name: David C. Judge
                                   ----------------------------------
                              Title: Senior Vice President
                                    ---------------------------------

                               AMENDMENT NO. 2
                                      TO
                               CREDIT AGREEMENT
                  BUILDING MATERIALS CORPORATION OF AMERICA




                              FLEET NATIONAL BANK


                              By: /s/ Peggy Peckham
                                  -----------------------------------
                              Name: Peggy Peckham
                                   ----------------------------------
                              Title: Senior Vice President
                                    ---------------------------------

                               AMENDMENT NO. 2
                                      TO
                               CREDIT AGREEMENT
                  BUILDING MATERIALS CORPORATION OF AMERICA



                              BEAR STEARNS CORPORATE LENDING INC.


                              By: /s/ Victor F. Bulzaccehellci
                                  -----------------------------------
                              Name: Victor F. Bulzaccehellci
                                   ----------------------------------
                              Title: Managing Director
                                    ---------------------------------

                               AMENDMENT NO. 2
                                      TO
                               CREDIT AGREEMENT
                  BUILDING MATERIALS CORPORATION OF AMERICA




                              THE CHASE MANHATTAN BANK


                              By: /s/ Peter A. Dedousis
                                  -----------------------------------
                              Name: Peter A. Dedousis
                                   ----------------------------------
                              Title: Managing Director
                                    ---------------------------------

                               AMENDMENT NO. 2
                                      TO
                               CREDIT AGREEMENT
                  BUILDING MATERIALS CORPORATION OF AMERICA




                              THE BANK OF NOVA SCOTIA


                              By: /s/ Daniel A. Costigan
                                  -----------------------------------
                              Name: Daniel A. Costigan
                                   ----------------------------------
                              Title: Director
                                    ---------------------------------

                               AMENDMENT NO. 2
                                      TO
                               CREDIT AGREEMENT
                  BUILDING MATERIALS CORPORATION OF AMERICA




AGREED AND CONSENTED TO:


BMCA INSULATION PRODUCTS INC.
BUILDING MATERIALS INVESTMENT CORPORATION
BUILDING MATERIALS MANUFACTURING CORPORATION
DUCTWORK MANUFACTURING CORPORATION
GAF LEATHERBACK CORP.
GAF MATERIALS CORPORATION (CANADA)
GAF PREMIUM PRODUCTS INC.
GAFTECH CORPORATION
LL BUILDING PRODUCTS INC.
WIND GAP REAL PROPERTY ACQUISITION
    CORP.


By: /s/ Susan B. Yoss
    ----------------------------------------
Name: Susan B. Yoss
      --------------------------------------
Title: Senior Vice President and Treasurer
       -------------------------------------